UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 27, 2008

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware             1-15062                  13-4099534
          --------             -------                  ----------
     (State or Other    (Commission File Number)        (IRS Employer
     Jurisdiction of                                 Identification No.)
     Incorporation)

                One Time Warner Center, New York, New York 10019
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         On March 27, 2008, Francis T. Vincent, Jr. notified the Board of Directors of Time Warner Inc. ("Time Warner") of his decision not to stand for re-election to the Board of Directors at Time Warner's annual meeting of stockholders in 2008 for personal reasons relating to his physical mobility limitations. Mr. Vincent will continue to serve as a director of Time Warner until the 2008 annual meeting of stockholders, which is scheduled to be held on May 16, 2008.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TIME WARNER INC.


                                        By:    /s/ John K. Martin, Jr.
                                             --------------------------
                                             Name:  John K. Martin, Jr.
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


  Date:  March 31, 2008